SECOND AMENDMENT TO
CREDIT AGREEMENT

        This Second Amendment to Credit Agreement (“Amendment”), is dated as of the 26th day of September, 2004, among NATIONAL FUEL GAS COMPANY, a New Jersey corporation (the “Borrower”), the LENDERS party hereto (collectively, the “Lenders”), and JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”).

Statement of the Premises

        The Borrower, the Lenders and the Administrative Agent have previously entered into a Credit Agreement dated as of September 30, 2002, as amended by First Amendment dated as of September 29, 2003 (the “Credit Agreement”) which the parties thereto now desire to amend on the terms and conditions set forth herein.

Statement of Consideration

        Accordingly, in consideration of the premises and under the authority of Section 5-1103 of the New York General Obligations Law, the parties hereto agree as follows:

Agreement

     1.        Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

    2.        Amendment. Effective upon the satisfaction of all conditions specified in Section 4 hereof, the Credit Agreement is hereby amended as follows:

    A.        The definition of “364-Day Facility Commitment Termination Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

        “364-Day Facility Commitment Termination Date” means September 26, 2005.”

    B.        The definition of “364-Day Facility Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “September 26, 2005” therein with “September 25, 2006".

    C.        Section 3.12 of the Credit Agreement is hereby amended to delete the introductory clause reading “As of the date of this Agreement:” and capitalizing the next word, “each” so that the amended Section reads in its entirety as follows:

        “SECTION 3.12 Environmental Matters. (i) Each of the Borrower and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being conducted, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect; and (ii) each of such permits, licenses and authorizations is in full force and effect and, to the knowledge of the Borrower after due inquiry, each of the Borrower and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not have a Material Adverse Effect.”

    3.        Representations and Warranties. The Borrower represents and warrants to the Lenders that:

    A.        Authorization. The Borrower has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action on its part. Neither the execution, delivery and performance of this Amendment by the Borrower nor the Borrower’s compliance with the Credit Agreement, as amended by this Amendment, will conflict with or result in a breach of, or require any consent under, the articles of incorporation or by-laws of the Borrower, or any applicable law or regulation, or, to the best knowledge of the Borrower, any order, writ, injunction or decree of any court or governmental or regulatory authority, agency or political subdivision thereof, or any material agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which any of them or any of their property is bound or to which any of them or any of their property is subject, or constitute a default under any such agreement or instrument.

    B.        Binding Effect. This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    C.        Approvals. Except as set forth on Schedule A hereto (which Governmental Approvals and any renewals thereof, have been made or obtained and are in full force and effect) no Governmental Approval and no authorization, approval or consent of, and no filing or registration with, any securities exchange, is necessary for the execution, delivery or performance by the Borrower of this Amendment or for the legality, validity or enforceability hereof.

    D.        No Default. There is, on the date hereof, no Default.

    E.        Credit Agreement. Except as set forth on Schedule B hereto, the representations and warranties of the Borrower set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

    4.        Conditions of Effectiveness. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 8.02 of the Credit Agreement):

    A.        Counterparts. The Administrative Agent (or its counsel) shall have received from the Borrower, each Lender and the Administrative Agent either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

    B.        Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, this Amendment or the Credit Agreement, as amended by this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

    C.        Legal Opinion. The Administrative Agent shall have received an opinion, dated as of the date hereof, of in-house counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

    D.        Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date of this Amendment including, to the extent invoiced, reimbursement or payment of all reasonable fees, charges and disbursements of counsel incurred in connection with this Amendment and any related documentation required to be reimbursed or paid by the Borrower under the Credit Agreement.

    E.        Approvals. The Administrative Agent shall have received satisfactory evidence that all Governmental Approvals (including, without limitation, the Governmental Approvals set forth on Schedule A hereto) and third-party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with this Amendment have been obtained and are in full force and effect and all applicable waiting periods have expired with respect thereto without any action being taken or threatened by any Governmental Authority or a third party which would restrain, prevent or otherwise impose adverse conditions on this Amendment or the Borrower’s repayment of the Indebtedness under the Credit Agreement, as amended by this Amendment.

    F.        No Default. No Default shall have occurred and be continuing.

    G.        Representations and Warranties. Except as set forth on Schedule B hereto, the representations and warranties of the Borrower set forth in Article III of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

    5.        Reference to and Effect on Credit Agreement.

    A.        Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

    B.        The Credit Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Credit Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.

    C.        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

    6.        Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with this Amendment.

    7.        Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

    8.        Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

    9.        Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

NATIONAL FUEL GAS COMPANY By: /s/ R. J. Tanski Name: R. J. Tanski Title: Treasurer

JPMORGAN CHASE BANK, as Administrative Agent By: /s/ Thomas C. Lillis Name: Thomas C. Lillis Title: Vice President

JPMORGAN CHASE BANK, as Lender By: /s/ Thomas C. Lillis Name: Thomas C. Lillis Title: Vice President

HSBC BANK USA, as Lender By: /s/ John G. Tierney Name: John G. Tierney Title: Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender By: /s/ Susan Freed-Oestreicher Name: Susan Freed-Oestreicher Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender By: /s/ Lawrence A. Mack Name: Lawrence A. Mack Title: Senior Vice President

NATIONAL CITY BANK OF PENNSYLVANIA, as Lender By: /s/ William A. Feldmann Name: William A. Feldmann Title: Vice President

THE NORTHERN TRUST COMPANY, as Lender By: /s/ Chris McKean Name: Chris McKean Title: Vice President

Schedule A

Governmental Approvals

        SEC Financing Order (SEC Rel. No. 35-27600)

Schedule B

Exceptions to Representations and Warranties

    1.        With respect to Section 3.09 of the Credit Agreement, no waiver of the statute of limitations relating to the payment of Federal, state, local or foreign taxes or other impositions is currently outstanding except for:

    a.        the extension, to December 20, 2004, of the statute of limitations with respect to New York State’s sales/use tax audit of National Fuel Resources, Inc. for the period March 1, 2001 to November 30, 2001; and

    b.        the extension, to June 15, 2005, of the statute of limitations with respect to New York State’s corporate tax audit of Empire State Pipeline, Empire State Pipeline Company, Inc. (now known as Empire State Pipeline Company, LLC) and St. Clair Pipeline Company, Inc. (now known as St. Clair Pipeline Company, LLC) for various periods prior to the Borrower’s acquisition, through subsidiaries, of Empire State Pipeline, Empire State Pipeline Company, LLC and St. Clair Pipeline Company, LLC.